Dreyfus

Money Market

Instruments, Inc.

ANNUAL REPORT December 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statements of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            16   Notes to Financial Statements

                            20   Report of Independent Auditors

                            21   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                           Dreyfus Money Market
                                                              Instruments, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Money Market Instruments, Inc., covering the 12-month period from January 1, 2000 through December 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Thomas S. Riordan.

The money markets proved their worth in 2000, producing competitive yields while preserving investors' capital in a highly volatile environment for longer term financial assets. In fact, money market funds generally outperformed many sectors of the U.S. stock market during the year, showing once again the value of asset allocation among stocks, bonds and money market instruments.

While the start of a new year is almost always a good time to review your investment strategies, recent market events may have altered the way your assets are apportioned among various asset classes, market-capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio to help achieve your long-term financial goals.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies for the coming year. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your confidence and support in 2000, and we look forward to working with you in 2001.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

January 16, 2001




DISCUSSION OF FUND PERFORMANCE

Thomas S. Riordan, Portfolio Manager

How did Dreyfus Money Market Instruments, Inc. perform during the period?

For the 12-month period ended December 31, 2000, the fund produced annualized yields of 5.57% for its Money Market Series and 5.32% for its Government Securities Series. Taking into account the effects of compounding, the annualized effective yields were 5.72% for the fund's Money Market Series and 5.45% for its Government Securities Series.(1)

What is the fund's investment approach?

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. To pursue this goal:

*The fund' s Money Market Series invests in a diversified portfolio of high quality, short-term debt securities. These include securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities, certificates of deposit, short-term securities issued by domestic or foreign banks, repurchase agreements, asset-backed securities, domestic and dollar-denominated foreign commercial paper and other short-term corporate obligations, including those with floating or variable rates of interest, and dollar-denominated obligations issued or guaranteed by foreign governments.

*The fund's Government Securities Series invests only in short-term securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities and repurchase agreements in respect of these securities.

What other factors influenced the fund's performance?

The U.S. economy was growing strongly when the reporting period began, fueling inflation concerns. The Federal Reserve Board (the "Fed") had already taken
steps    to    relieve    inflationary    pressures    by
                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

increasing short-term interest rates several times before the beginning of the reporting period. The Fed again raised interest rates in February and March 2000 by 0.25 percentage points and by 0.50 percentage points in May, for a total increase of 1.00 percentage points during the reporting period. As might be expected, money market instruments reacted to the Fed's interest-rate hikes in
the    form    of    higher    yields.

During the first quarter of 2000, when the economy grew at a robust 4.8%, rising energy prices and strong domestic demand for goods and services added to inflation concerns. In the second quarter, economic growth rose to an even more torrid 5.6% . Consumer confidence and consumer spending showed few signs of abating despite sharp declines in technology stocks.

From July through December, however, we began to see signs that the Fed's interest-rate hikes were having the desired effect of slowing the economy. Retail sales declined, housing starts slowed and inflation figures were relatively benign. Third-quarter Gross Domestic Product, or GDP, slowed to a growth rate of approximately 2.2% , the lowest in four years. In addition, volatility in the stock market appeared to have caused consumers to decrease spending.

As the year progressed, we saw further statistical data suggesting that the economy was indeed growing at a slower pace. Durable goods orders declined in October for the first time in three months. The money markets responded to this news with lower yields. In this environment, the Fed held monetary policy steady, choosing not to raise rates further at its June, August and October 2000 meetings.

Although the Fed also left monetary policy unchanged at its November and December 2000 meetings, it began to suggest that the greater threat facing the economy was recession, not inflation. As a result, many investors came to believe that the Fed' s next move would be an interest-rate cut. (Those expectations proved true when the Fed reduced interest rates by 0.50 percentage points on January 3, 2001, just days after the close of the reporting period.)


What is the fund's current strategy?

As of December 31, 2000, it appeared that a declining stock market, diminishing consumer confidence and a softening manufacturing sector were threatening to negatively impact economic expansion and possibly push the economy into recession. A recession is commonly defined as a period of general economic decline; specifically, a decline in GDP for two or more consecutive quarters. In our current view, however, fears of recession may be overblown. Our analyses suggest that the economic growth trend is moderating and inflation appears to be in check. Accordingly, we currently believe that the rate of growth should continue to slow, but that a recession is unlikely.

Accordingly, in our opinion the Fed's next move is likely to be a reduction in short-term interest rates, perhaps as soon as its next meeting in late January. On the other hand, supply-and-demand factors, uncertainty about future equity earnings and the prospect of continued volatility may negatively affect the money markets. Regardless of which forces ultimately prevail, we intend to continue to monitor the situation -- including the economy and changes in the Fed' s monetary policy. We will also look to respond appropriately with respect
to    the    fund'   s    holdings    and    maturity    stance.

January 16, 2001

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund


MONEY MARKET SERIES

December 31, 2000

STATEMENT OF INVESTMENTS

                                                                                               Principal
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--23.8%                                                Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Allfirst Bank

   6.62%, 2/9/2001                                                                            5,000,000  (a)           4,999,680

American Express Centurion Bank

   6.64%, 1/9/2001                                                                            6,000,000                6,000,000

Bayerische Landesbank (Yankee)

   6.66%, 8/7/2001                                                                            6,000,000  (a)           5,998,952

First Tennessee Bank N.A.

   6.47%, 3/12/2001                                                                           5,000,000                5,000,000

Union Bank California

   6.74%, 1/16/2001                                                                           5,000,000                5,000,000

Westdeutsche Landesbank (London)

   7.01%, 3/16/2001                                                                           5,000,000                5,000,000

Wilmington Trust Company

   6.48%, 3/12/2001                                                                           6,000,000                6,000,115

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT

   (cost $37,998,747)                                                                                                 37,998,747
-----------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--54.4%
-----------------------------------------------------------------------------------------------------------------------------------

Abbey National North America

   6.64%, 1/16/2001                                                                           5,000,000                4,986,396

Associates Corp.of North America

   6.58%, 1/2/2001                                                                            7,000,000                6,998,721

BHF Finance (DE) Inc.

   6.65%, 2/27/2001                                                                           5,000,000                4,948,700

Credit Suisse First Boston

   6.54%, 5/4/2001                                                                            6,000,000                5,869,415

Den norske Bank ASA

   6.75%, 2/14/2001                                                                           5,000,000                4,960,064

General Electric Capital Corp.

   6.68%, 3/8/2001                                                                            5,000,000                4,940,692

General Electric Capital Services Inc.

   6.58%, 4/20/2001                                                                           5,000,000                4,903,111

Lehman Brothers Holdings Inc.

   7.40%, 2/12/2001                                                                           5,000,000                4,959,108

Nordbanken N.A. Inc.

   6.75%, 2/15/2001                                                                           6,000,000                5,950,950


                                                                                               Principal

COMMERCIAL PAPER (CONTINUED)                                                                  Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Philip Morris Cos. Inc.

   6.68%, 5/29/2001                                                                           4,000,000  (b)           3,893,769

Prudential Funding Corp.

   6.45%, 1/2/2001                                                                            7,000,000                6,998,746

Sanpaolo IMI U.S. Financial Co.

   6.25%, 9/7/2001                                                                            6,000,000                5,752,245

Santander Central Hispano Finance (Delaware) Inc.

   6.60%, 4/16/2001                                                                           5,000,000                4,906,667

Svenska Handelsbanken Inc.

   6.65%, 1/24/2001                                                                           5,000,000                4,979,108

Swedbank Inc.

   6.58%, 5/29/2001                                                                           5,000,000                4,869,061

UBS Finance (Delaware) LLC

   6.50%, 1/2/2001                                                                            7,000,000                6,998,736

TOTAL COMMERCIAL PAPER

   (cost $86,915,489)                                                                                                 86,915,489
-----------------------------------------------------------------------------------------------------------------------------------

CORPORATE NOTES--15.7%
-----------------------------------------------------------------------------------------------------------------------------------

Bear Stearns Cos. Inc.

   6.68%, 7/23/2001                                                                           5,000,000  (a)           5,002,436

Merrill Lynch & Co. Inc.

   6.62%, 3/28/2001                                                                           5,000,000  (a)           5,000,000

Morgan (J.P.) & Co.

   6.67%, 3/6/2001                                                                            5,000,000  (a)           4,999,912

Morgan Stanley Dean Witter & Co.

   6.67%, 3/19/2001                                                                           5,000,000  (a)           5,000,000

Wells Fargo Financial Inc.

   6.63%, 10/12/2001                                                                          5,000,000  (a)           4,998,676

TOTAL CORPORATE NOTES

   (cost $25,001,024)                                                                                                 25,001,024
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM BANK NOTES--3.1%
------------------------------------------------------------------------------------------------------------------------------------

Key Bank N.A.

  6.66%, 8/1/2001

   (cost $5,000,000)                                                                          5,000,000  (a)           5,000,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal

TIME DEPOSITS--2.2%                                                                           Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HSBC USA Inc. (London)

  4.75%, 1/2/2001

   (cost $3,501,000)                                                                          3,501,000                3,501,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT (cost $158,416,260)                                                              99.2%              158,416,260

CASH AND RECEIVABLES (NET)                                                                          .8%                1,341,199

NET ASSETS                                                                                       100.0%              159,757,459

(A)   VARIABLE INTEREST--SUBJECT TO PERIODIC CHANGE.

(B)   SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF SECURITIES ACT OF
      1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
      REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT DECEMBER 31,
      2000, THIS SECURITY AMOUNTED TO $3,893,769 OR APPROXIMATELY 2.4% OF NET
      ASSETS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF INVESTMENTS

GOVERNMENT SECURITIES SERIES

December 31, 2000

                                                                        Annualized
                                                                          Yield on
                                                                           Date of                Principal
U.S. TREASURY BILLS--26.7%                                             Purchase (%)              Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

2/1/2001

   (cost $84,598,894)                                                            5.51            85,000,000           84,598,894
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY NOTES--30.0%
------------------------------------------------------------------------------------------------------------------------------------

5.25%, 5/31/2001                                                                 6.64            25,000,000           24,843,853

5.625%, 9/30/2001                                                                5.86            40,000,000           39,896,622

5.875%, 11/30/2001                                                               5.38            30,000,000           30,108,527

TOTAL U.S. TREASURY NOTES

   (cost $94,849,002)                                                                                                 94,849,002
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS--43.9%
------------------------------------------------------------------------------------------------------------------------------------

Barclays Capital Inc.

  dated 12/29/2000, due 1/2/2001
  in the amount of $12,008,000
  (fully collateralized by $11,805,000
  U.S. Treasury Notes 6.6250%,

   due 7/31/2001, value $12,184,932)                                             6.00            12,000,000           12,000,000

Bears, Stearns & Co.

  dated 12/29/2000, due 1/2/2001
  in the amount of $30,018,333
  (fully collateralized by $31,405,000
  U.S. Treasury Strips, due 8/15/2001,

   value $30,365,495)                                                            5.50            30,000,000           30,000,000

Goldman, Sachs & Co.

  dated 12/29/2000, due 1/2/2001,
  in the amount of $7,137,329
  (fully collateralized by $7,065,000
  U.S. Treasury Notes 7.75%, due 2/15/2001,

   value $7,284,015).                                                            4.20            7,134,000             7,134,000

Morgan (J.P.) & Co.

  dated 12/29/2000, due 1/2/2001,
  in the amount of $30,019,500
  (fully collateralized by $31,027,000
  U.S. Treasury Bills, due 3/29/2001,

   value $30,600,068)                                                            5.85            30,000,000           30,000,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                         Annualized
                                                                           Yield on
                                                                            Date of               Principal
REPURCHASE AGREEMENTS (CONTINUED)                                      Purchase (%)              Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Morgan Stanley Dean Witter & Co.

  dated 12/29/2000, due 1/2/2001
  in the amount of $30,019,167
  (fully collateralized by $29,360,000
  U.S. Treasury Notes 7.875%, due 8/15/2001,

   value $30,600,020)                                                            5.75            30,000,000           30,000,000

Warburg Dillion Read Inc.

  dated 12/29/2000, due 1/2/2001,
  in the amount of $30,020,000
  (fully collateralized by $30,910,000
  U.S. Treasury Bills, due 3/1/2001,

   value $30,600,900)                                                            6.00            30,000,000           30,000,000

TOTAL REPURCHASE AGREEMENTS

   (cost $139,134,000)                                                                                               139,134,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $318,581,896)                                                            100.6%              318,581,896

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.6%)              (1,748,015)

NET ASSETS                                                                                       100.0%              316,833,881

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

                                                                                                     Money    Government
                                                                                                    Market    Securities
                                                                                                     Series       Series
------------------------------------------------------------------------------------------------------------------------------------

ASSETS ($):

Investments in securities, See Statement of Investments
   (including repurchase agreements of $139,134,000
   for the Government Securities Series)--Note 2(b)                                              158,416,260  318,581,896

Cash                                                                                                 809,794         --

Interest receivable                                                                                  679,934     911,439

Prepaid expenses                                                                                      13,033      16,285

                                                                                                 159,919,02  319,509,620
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                                                        92,631      243,025

Cash overdraft due to Custodian                                                                         --     2,358,063

Accrued expenses and other liabilities                                                                68,931      74,651

                                                                                                     161,562   2,675,739
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                                   159,757,459  316,833,881
------------------------------------------------------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                                                 159,797,580  316,918,261

Accumulated net realized gain (loss) on investments                                                (40,121)     (84,380)

NET ASSETS ($)                                                                                 159,757,459   316,833,881

NET ASSET VALUE PER SHARE

                                                                                                     Money   Government
                                                                                                    Market   Securities
                                                                                                    Series       Series
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                                                 159,757,459   316,833,881

Shares Outstanding                                                                             159,781,080   316,918,261
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                                        1.00          1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



STATEMENT OF OPERATIONS

Year Ended December 31, 2000

                                                                                                     Money  Government
                                                                                                    Market  Securities
                                                                                                    Series      Series
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                                                  8,449,080   20,252,079

EXPENSES--NOTE 2:

Management fee-Note 3(a)                                                                           643,868    1,656,609

Shareholder servicing costs-Note 3(b)                                                              441,696      795,373

Custodian fees                                                                                      37,175       69,877

Professional fees                                                                                   27,361       29,999

Registration fees                                                                                   18,336       18,878

Prospectus and shareholders' reports                                                                13,244       23,835

Directors' fees and expenses-Note 3(c)                                                              10,666       31,377

Miscellaneous                                                                                          --         2,886

TOTAL EXPENSES                                                                                   1,192,346    2,628,834

INVESTMENT INCOME--NET                                                                           7,256,734   17,623,245
------------------------------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 2(B) ($)                                             (9,973)        3,064

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                            7,246,761    17,626,309

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                           Money Market Series                       Government Securities Series
                                                 --------------------------------------        -------------------------------------
                                                         Year Ended December 31,                       Year Ended December 31,
                                                 --------------------------------------        -------------------------------------
                                                      2000                  1999                   2000                    1999
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS:

Investment
   income-net                                    7,256,734             4,467,006              17,623,245             17,681,980

Net realized gain
   (loss) on investments                           (9,973)               (1,333)                   3,064               (87,197)

NET INCREASE (DECREASE)
   IN NET ASSETS RESULTING
   FROM OPERATIONS                              7,246,761             4,465,673               17,626,309             17,594,783
------------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO
   SHAREHOLDERS FROM ($):

INVESTMENT INCOME-NET                          (7,256,734)           (4,467,006)            (17,623,245)            (17,681,980)
------------------------------------------------------------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS
   ($1.00 PER SHARE):

Net proceeds from
   shares sold                                 517,564,932           320,522,771             907,918,894            1,597,921,400

Dividends reinvested                             3,171,788             2,829,101               9,500,259               10,137,442

Cost of shares
   redeemed                                  (461,175,257)         (333,779,964)           (963,536,963)           (1,672,681,750)

INCREASE (DECREASE)
   IN NET ASSETS FROM
   CAPITAL STOCK
   TRANSACTIONS                                 59,561,463          (10,428,092)            (46,117,810)              (64,622,908)

TOTAL INCREASE
   (DECREASE) IN
   NET ASSETS                                   59,551,490          (10,429,425)            (46,114,746)              (64,710,105)
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            100,205,969           110,635,394             362,948,627               427,658,732

END OF PERIOD                                  159,757,459           100,205,969             316,833,881               362,948,627

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

Money Market Series

The following tables describe the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                         Year Ended December 31,
                                                                -------------------------------------------------------------------
                                                                 2000           1999           1998          1997          1996
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00          1.00           1.00          1.00          1.00

Investment Operations:

Investment income--net                                            .056          .044           .047          .047          .046

Distributions:

Dividends from investment income-net                             (.056)        (.044)         (.047)        (.047)        (.046)

Net asset value, end of period                                   1.00          1.00           1.00          1.00          1.00
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 5.75          4.45           4.76          4.76          4.73
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .92           .94            .94          1.00           .93

Ratio of net investment income
   to average net assets                                         5.62          4.35           4.66          4.66          4.63

Decrease reflected in above
   expense ratios due to undertakings
   by The Dreyfus Corporation                                      --           --              --           .01            --
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         159,757       100,206        110,635       118,767       129,344

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS (CONTINUED)

Government Securities Series

                                                                                            Year Ended December 31,
                                                                 ------------------------------------------------------------------
                                                                 2000           1999           1998          1997          1996
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                            .053           .042           .047           .046          .045

Distributions:

Dividends from investment income-net                             (.053)         (.042)         (.047)         (.046)        (.045)

Net asset value, end of period                                   1.00           1.00           1.00           1.00          1.00
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 5.48           4.31           4.83           4.72          4.60
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .79            .75            .69            .87           .90

Ratio of net investment income
   to average net assets                                         5.30           4.24           4.71           4.62          4.50
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         316,834        362,949        427,659        380,992       441,769

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--General:

Dreyfus Money Market Instruments, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company and operates as a series company issuing two classes of Common Stock: the Money Market Series and the Government Securities Series. The fund accounts separately for the assets, liabilities and operations of each series. The fund' s investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary
of    Mellon    Financial    Corporation.

Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue 5 billion shares of $.001 par value Common Stock for the Money Market Series and 10 billion shares of $.001 par value Common Stock for the Government Securities Series.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for each series; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00 for each series.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.


NOTE 2--Significant Accounting Policies:

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Directors to represent the fair
value    of    the    fund'   s    investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the Money Market Series received net earnings credits of $328 during the period ended December 31, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income. Under the terms of the custody agreement, the Government Securities Series receives net earnings credits based on available cash balances left on deposit.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the fund' s Manager, subject to the seller's agreement to repurchase and the fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(c) Expenses: Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to both series are allocated between them on a pro rata basis.

(d) Dividends to shareholders: It is the policy of the fund, with respect to both series, to declare dividends from investment income-net on each business day; such dividends are paid monthly. Dividends from net realized capital gain, with respect to both series, are normally declared and paid annually, but each series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). However, to the extent that a net realized capital gain of either series can be reduced by a capital loss carryover of that series, such gain will not be distributed.

(e) Federal income taxes: It is the policy of each series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The Money Market Series has an unused capital loss carryover of approximately $40,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2000. If not applied, $18,000 of the carryover expires in fiscal 2004, $4,000 expires in fiscal 2005, $7,000 expires in fiscal 2006, $1,000 expires in fiscal 2007 and $10,000 expires in fiscal 2008.

The Government Securities Series has an unused capital loss carryover of approximately $84,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2000. If not applied, the carryover expires in fiscal 2007.

At December 31, 2000, the cost of investments of each series for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).


NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee for each series is computed at the annual rate of .50 of 1% of the value of the average daily net assets of each series and is payable monthly.

(b) Under the Shareholder Services Plan, each series reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of each series' average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 2000, the Money Market Series and the Government Securities Series were charged $230,266 and $471,821, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2000, the Money Market Series and the Government Securities Series, were charged $139,058 and $201,207, respectively, pursuant to the transfer agency agreement.

(c) Each Board member also serves a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Money Market Instruments, Inc.

We have audited the accompanying statement of assets and liabilities, including the statements of investments, of Dreyfus Money Market Instruments, Inc. (comprising, respectively, the Money Market Series and the Government Securities Series) , as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective series constituting Dreyfus Money Market Instruments, Inc. at December 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 6, 2001



Dreyfus Money Market Instruments, Inc.

Government Securities Series

IMPORTANT TAX INFORMATION (Unaudited)

For State individual income tax purposes, the Government Securities Series hereby designates 27.69% of the ordinary income dividends paid during its fiscal year ended December 31, 2000 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.

                                                             The Fund

                                                           For More Information

                        Dreyfus
                        Money Market
                        Instruments, Inc.
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  008AR0012